EXHIBIT 31(b)

                          CFO CERTIFICATION PURSUANT TO
                            RULE 13a-14(a)/15d-14(a)



I, John W. Conlon, certify that:

1.       I have reviewed this Quarterly Report on Form 10-Q of Peoples Bancorp
         Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;





Date: August 14, 2003

                             /s/ JOHN W. CONLON
                                 -------------------------------------
                                 John W. Conlon
                                 Chief Financial Officer and Treasurer
                                 (Principal Financial Officer)